Exhibit 3.1

                                                           Document Number:
                                                           20070492343-14
                                                           Filing Date and Time
                                                           7/19/2007  9:20 AM
                                                           Entity #
                                                           E0506972007-7
                                                           In the office of
                                                           /s/ Dean Heller
                                                           Dean Heller
                                                           Secretary of State

-------------------------------------------------------------------------------

              DEAN HELLER
              Secretary of State
/State Seal/  101 North Carson Street, Suite 3
              Carson City, Nevada 89701-4299
              (775) 684 5708
              Website: secretaryofstate.biz

                         ------------------------
                         /     Articles of      /
                         /    Incorporation     /
                         / (PURSUANT TO NRS 78) /
                         ------------------------


1. Name of Corporation:          Generic Marketing Services, Inc.
   --------------------

2. Resident Agent Name and       Thomas C. Cook, Esq.
   Street Address:               --------------------------------------------
   (must be a Nevada address     Name
   where process may be
   served)                       500 N. Rainbow, Suite 300,       Las Vegas
   -------------------------     --------------------------------------------
                                 Street Address                      City

                                 NEVADA     89107
                                          ----------
                                          Zip Code



3. Shares:                       Number of shares 70,000,000 Common
   (number of shares             with par value:   5,000,000 Preferred
   corporation                                    ----------
   authorized to issue)
   --------------------          Par Value per share:  $0.001
                                                       ------
                                 Number of shares
                                 without par value:   None.
                                                    --------

4. Names, Addresses,
   Number of Board of
   Directors/Trustees:
   -------------------
                                 1. Frank Arnone
                                    -----------------------------------------
                                    Name

                                    2811 Reidville Rd., Ste. 23
                                    -----------------------------------------
                                    Street Address

                                    Spartanburg          SC       29301
                                    -----------------  ------  --------------
                                    City               State   Zip Code


5. Purpose: (optional-           The purpose of this Corporation shall be:
    see instructions)            Any lawful purpose.
    -----------------            --------------------------------------------

6. Names, Address                Basic Services, Inc.       /s/ Mark DeStefano
   and Signature of              ------------------------    Its:  President
   Incorporator:                 Name                        ----------------
   (attach additional page                                   Signature
   if there is more than 1       500 N. Rainbow, Suite 300
   incorporator)                 --------------------------------------------
   -----------------------       Address

                                 Las Vegas              NV         89107
                                 -------------------  ------  ---------------
                                 City                 State   Zip Code

7. Certificate of                I, hereby accept appointment as Resident
   Acceptance of                 Agent for the above named corporation.
   Appointment of
   Resident Agent:               /s/ Thomas C. Cook                 7/18/2007
   ---------------               ----------------------------------- ----------
                                 Authorized Signature of R.A. or     Date
                                 On Behalf of R.A. Company

This form must be accompanied by the appropriate fees.